INVESCO CHARTER FUND                                           SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2016
FILE NUMBER :       811-1424
SERIES NO.:         3

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                      $ 40,042
       2   Dividends for a second class of open-end company shares (000's
           Omitted)
           Class B                                                      $    101
           Class C                                                      $    517
           Class R                                                      $    337
           Class S                                                      $    223
           Class Y                                                      $  2,355
           Class R5                                                     $  1,147
           Class R6                                                     $  1,887

73A.       Payments per share outstanding during the entire current period:
           (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                      $ 0.2136
       2   Dividends for a second class of open-end company shares (form
           nnn.nnnn)
           Class B                                                      $ 0.0426
           Class C                                                      $ 0.0426
           Class R                                                      $ 0.1561
           Class S                                                      $ 0.2363
           Class Y                                                      $ 0.2703
           Class R5                                                     $ 0.2913
           Class R6                                                     $ 0.3130

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                       189,414
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                         1,606
           Class C                                                        11,575
           Class R                                                         1,966
           Class S                                                         1,002
           Class Y                                                         5,556
           Class R5                                                        2,031
           Class R6                                                          155

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                      $  18.31
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                      $  17.26
           Class C                                                      $  17.32
           Class R                                                      $  18.13
           Class S                                                      $  18.32
           Class Y                                                      $  18.39
           Class R5                                                     $  19.05
           Class R6                                                     $  19.05

INVESCO DIVERSIFIED DIVIDEND FUND                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2016
FILE NUMBER :       811-1424
SERIES NO.:         18

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                      $ 87,598
       2   Dividends for a second class of open-end company shares (000's
           Omitted)
           Class B                                                      $    186
           Class C                                                      $  5,342
           Class R                                                      $  2,827
           Class Y                                                      $ 38,801
           Investor Class                                               $ 35,300
           Class R5                                                     $ 55,950
           Class R6                                                     $ 29,670

73A.       Payments per share outstanding during the entire current period:
           (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                      $ 0.3080
       2   Dividends for a second class of open-end company shares (form
           nnn.nnnn)
           Class B                                                      $ 0.1672
           Class C                                                      $ 0.1670
           Class R                                                      $ 0.2625
           Class Y                                                      $ 0.3546
           Investor Class                                               $ 0.3204
           Class R5                                                     $ 0.3629
           Class R6                                                     $ 0.3811

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                       317,931
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                           876
           Class C                                                        41,891
           Class R                                                        12,584
           Class Y                                                       194,749
           Investor Class                                                112,411
           Class R5                                                      181,141
           Class R6                                                      139,141

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                      $  18.83
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                      $  18.61
           Class C                                                      $  18.59
           Class R                                                      $  18.88
           Class Y                                                      $  18.85
           Investor Class                                               $  18.81
           Class R5                                                     $  18.83
           Class R6                                                     $  18.83

INVESCO SUMMIT FUND                                            SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  10/31/2016
FILE NUMBER :       811-1424
SERIES NO.:         19

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                                         3,032
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                                            18
          Class C                                                           327
          Class P                                                       102,041
          Class S                                                           190
          Class Y                                                           214
          Class R5                                                            1

74V.  1   Net asset value per share (to nearest cent)
          Class A                                                      $  16.56
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                                                      $  15.38
          Class C                                                      $  15.34
          Class P                                                      $  16.75
          Class S                                                      $  16.63
          Class Y                                                      $  16.71
          Class R5                                                     $  16.77